               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                           Form 8-K
                         CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

Date of Report:  JANUARY 9, 1998

                            PCD INC.
 (Exact name of registrant as specified in its charter)

MASSACHUSETTS                0-27744         04-2604950
(Sate or other jurisdiction  (Commission    (IRS Employer
of incorporation)            file number)    Identification
                                             No.)

2 TECHNOLOGY DRIVE, CENTENNIAL PARK, PEABODY, MA  01960-7977
(Address of principal executive offices)          (ZIP Code)


Registrant's telephone number, including area code: (978) 532-
8800

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

           On December 26, 1997, PCD Inc. ("PCD") acquired from UL America, Inc. all of the outstanding capital stock of Wells Electronics, Inc. ("Wells") pursuant to a Share Purchase Agreement dated as of November 17, 1997 (the "Share Purchase Agreement") for an aggregate purchase price of $130,000,000 (subject to adjustment as provided in the Share Purchase Agreement). The sources of funds used for the purchase price were:
          (i) $83 million from a loan to PCD under a Loan Agreement with Fleet National Bank as agent for itself and certain other financial institutions;
          (ii) $25 million from a loan to PCD under a Subordinated Debenture and Warrant Purchase Agreement with Emerson Electric Co.; and (iii) $22 million from PCD's cash reserves.

          Wells, a manufacturer of burn-in and test sockets for the global semi-conductor industry, is headquartered in South Bend, Indiana and has manufacturing facilities located in Swatara, Pennsylvania and sales offices in San Jose, California, Northhampton, England and Seoul, Korea. Wells also operates two principal subsidiaries in Yokohama, Japan and Singapore.

          In determining the amount of consideration to be paid for the stock of Wells, PCD considered, among other things, the following factors with respect to Wells: historical and projected financial results, the quality and performance of management, and the projected financial performance of Wells and PCD on a combined basis.

          Before December 26, 1997, there was no material relationship between PCD and Wells or any of their respective officers, directors or stockholders, other than the Share Purchase Agreement and related agreements.

ITEM 5.   OTHER EVENTS.

          On December 26, 1997, PCD entered into a Loan Agreement (the "Loan Agreement") with Fleet National Bank, as agent for itself and certain other financial institutions. The Loan Agreement provides for a $30,000,000 Secured Term Loan A, a $40,000,000 Secured Term Loan B and a $20,000,000 Secured Revolving Credit Loan to PCD. The loans to PCD under the Loan Agreement are secured by a pledge of all of the assets of PCD, including the stock and assets of all subsidiaries of PCD (including Wells and its subsidiaries).

          On December 26, 1997, PCD entered into a Subordinated
          Debenture and Warrant Purchase Agreement
          (the "Purchase Agreement") with Emerson Electric Co.
          ("Emerson").  Pursuant to the Purchase Agreement, PCD
          has issued to Emerson a $25,000,000 Subordinated
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          Debenture (the "Debenture") and a Common Stock
          Purchase Warrant (the "Warrant") for the purchase of up to 525,000 shares of common stock of PCD at an exercise price of $1.00 per share. The unpaid principal and accrued interest under the Debenture is convertible into common stock of PCD upon the occurrence of certain events of default thereunder, at a conversion price equal to the lesser of $17.00 per share or 70% of the average daily closing price of PCD common stock for the 90 days preceding such default as reported by The Nasdaq Stock Market, Inc. Both the shares issuable upon such a conversion of the Debenture and upon exercise of the Warrant are subject to certain registration rights granted pursuant to a Registration
          Rights Agreement of even date with the Purchase
          Agreement.

ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS

     (a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               It is impracticable at this time to provide the financial statements of Wells for the periods specified in Rule 3-05(b) of Regulation S-X. These financial statements will be filed by amendment hereto within 60 days of the date this Report on Form 8-K is required to be filed.

     (b)       PRO FORMA FINANCIAL INFORMATION
               It is impracticable at this time to provide the pro forma information required by Article 11 of Regulation S-X. This pro forma information will be filed by amendment hereto within 60 days of the date this Report on Form 8-K is required to be filed.

     (c)       EXHIBITS

          EXHIBIT NUMBER

               2.1   Share Purchase Agreement among UL
                     America, Inc., Wells Electronics, Inc. and
                     PCD Inc. dated as of November 17, 1997.

               2.2   Undertaking to Furnish Copies of
                     Omitted Schedules to Share Purchase
                     Agreement dated as of November 17, 1997.

               10.1  Loan Agreement between PCD Inc. and
                     Fleet National Bank dated as of December 26,
                     1997.

               10.2  Unlimited Guaranty from Wells Electronics,
                     Inc. to Fleet National Bank dated as of
                     December 26, 1997.

               10.3  Security Agreement between PCD Inc. and
                     Fleet National Bank dated as of December 26,
                     1997.

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               10.4  Security Agreement between Wells
                     Electronics, Inc. and Fleet National Bank dated as of December 26, 1997.

               10.5  Stock Pledge Agreement between PCD Inc.
                     and Fleet National bank dated as of December
                     26, 1997.

               10.6  Stock Pledge Agreement between Wells
                     Electronics, Inc. and Fleet National Bank dated as of December 26, 1997.

               10.7  Conditional Patent Assignment from PCD
                     Inc. to Fleet National Bank dated as of
                     December 26, 1997.

               10.8  Conditional Patent Assignment from Wells
                     Electronics, Inc. to Fleet National
                     Bank dated as of December 26, 1997.

               10.9  Conditional Patent Assignment from
                     Wells Japan Kabushiki Kaisha to Fleet
                     National Bank dated as of December 26, 1997.

               10.10 Conditional Trademark Collateral Assignment
                     from PCD Inc. to Fleet National Bank dated
                     December 26, 1997.

               10.11 Conditional Trademark Collateral Assignment
                     from Wells Electronics, Inc. to Fleet
                     National Bank dated as of December 26, 1997.

               10.12 Collateral Assignment of Contracts, Leases,
                     Licenses and Permits from PCD Inc. to Fleet
                     National Bank dated as of December 26, 1997.

               10.13 Collateral Assignment of Contracts, Leases,
                     Licenses and Permits from Wells Electronics,
                     Inc. to Fleet National Bank dated as of
                     December 26, 1997.

               10.14 Undertaking to Furnish Copies of Omitted
                     Exhibits and Schedules to Loan Agreement and
                     Related Documents dated as of December 26,
                     1997.

               10.15 Subordinated Debenture and Warrant Purchase
                     Agreement between PCD Inc. and Emerson
                     Electric Co. dated as of December 26, 1997.

               10.16 Subordinated Debenture issued to Emerson
                     Electric Co. dated December 26, 1997.

               10.17 Common Stock Purchase Warrant issued to
                     Emerson Electric Co. dated December 26,
                     1997.

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               10.18 Registration Rights Agreement between PCD
                     Inc. and Emerson Electric Co. dated as of December 26, 1997.

               10.19 Subordination Agreement among PCD Inc.,
                     Emerson Electric Co. and Fleet National Bank dated as of December 26, 1997.

               10.20 Undertaking to Furnish Copies of Omitted
                     Exhibits to Subordinated Debenture and
                     Warrant Purchase Agreement dated as of
                     December 26, 1997.

               99.1  Press Release of PCD Inc. dated December 29,
                     1997.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PCD INC.
                                --------
                                Registrant

DATED: January 9, 1998          By:  /s/ John L. Dwight, Jr.
                                   -----------------------
                                   John L. Dwight, Jr.
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer